UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Preliminary Proxy Statement

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☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

DWS GLOBAL COMMODITIES STOCK FUND, INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN FUND LTD.
BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
BENCHMARK PLUS PARTNERS, L.L.C.
BENCHMARK PLUS MANAGEMENT, L.L.C.
ARTHUR D. LIPSON
SCOTT FRANZBLAU
ROBERT FERGUSON
WILLIAM J. ROBERTS
GARY SCHLARBAUM
ROBERT A. WOOD
MATTHEW S. CROUSE

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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WESTERN INVESTMENT LLC

September 5, 2008

Dear Fellow Stockholder:

Western Investment LLC (“Western Investment”) is writing to you regarding DWS Global Commodities Stock Fund, Inc. (“GCS” or the “Fund”).  As you know, together with our fellow participants in this solicitation, we are the largest investor in GCS.  We write to you now regarding the annual meeting of stockholders scheduled to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, on Monday, October 13, 2008, at 10:30 a.m. Eastern time, or any adjournments or postponements thereof or any meeting which may be called in lieu thereof.  Western Investment does not believe that the current board of directors of the Fund is acting in your best interests.  Western Investment is therefore seeking your support at the annual meeting of stockholders for the following purposes:

1.
To elect Western Investment’s slate of nominees to the Fund’s Board of Directors, as Class III Directors of the Fund, each to serve until the 2011 annual meeting of stockholders and until his respective successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Western Investment urges you to carefully consider the information contained in the attached proxy statement and then support its efforts by voting your shares today by telephone or via the Internet as detailed in the enclosed GOLD proxy card, or by signing, dating and returning today the enclosed GOLD proxy card in the postage paid envelope provided.  The attached proxy statement and GOLD proxy card are first being furnished to the stockholders on or about September 5, 2008.

If you have already sent a proxy card furnished by GCS management to GCS, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon.  Only your latest dated proxy card counts!

If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated, which is assisting us, at their address and toll-free number listed on the following page.

Thank you for your support,

/s/ Arthur D. Lipson

Arthur D. Lipson
Western Investment LLC

If you have any questions or need assistance voting your shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PLEASE BE ADVISED:

•	In light of the overwhelming stockholder response to the Fund’s July self tender, the GCS Board’s response is inadequate (page 4)

•	GCS’s NAV discount is unacceptable (page 5)

•
Western Investment believes the current independent members of the GCS Board, who receive compensation – in excess of $200,000 per year on average – from service on at least 133 funds, may be beholden to the Fund’s investment manager (page 6)

Additional information can be found at:
www.fixmyfund.com

2

ANNUAL MEETING OF STOCKHOLDERS
OF
DWS GLOBAL COMMODITIES STOCK FUND, INC.
_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC
_________________________

Please vote your shares today by telephone or Internet, as described in the enclosed GOLD proxy card, or by signing, dating and returning the GOLD proxy card in the postage paid envelope provided.

Western Investment LLC, a Delaware limited liability company (“Western Investment” or “we”), together with its fellow participants in this solicitation is the largest investor in DWS Global Commodities Stock Fund, Inc. (“GCS” or the “Fund”).  Western Investment is writing to you in connection with the election of five nominees to the board of directors of GCS (the “GCS Board”) at the annual meeting of stockholders scheduled to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, on Monday, October 13, 2008, at 10:30 a.m. Eastern time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “annual meeting”).  This proxy statement (this “proxy statement”) and the enclosed GOLD proxy card are first being furnished to stockholders on or about September 5, 2008.

This proxy statement and the enclosed GOLD proxy card are being furnished to stockholders of GCS by Western Investment in connection with the solicitation of proxies from GCS’s stockholders for the following proposals:

1.
To elect Western Investment’s slate of nominees to the GCS Board, as Class III Directors of the Fund, each to serve until the 2011 annual meeting of stockholders and until his respective successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Western Investment, Western Investment Hedged Partners L.P. (“WIHP”), Western Investment Activism Partners LLC (“WIAP”), Western Investment Total Return Partners L.P. (“WITRP”), Western Investment Total Return Fund Ltd. (“WITRL”), Arthur D. Lipson (“Mr. Lipson,” and together with Western Investment, WIHP, WIAP, WITRP and WITRL, the “Western Entities”), Benchmark Plus Institutional Partners, L.L.C. (“BPIP”), Benchmark Plus Partners, L.L.C. (“BPP”), Benchmark Plus Management, L.L.C. (“BPM”), Scott Franzblau (“Mr. Franzblau”), Robert Ferguson (“Mr. Ferguson,” and together with BPIP, BPP, BPM, and Mr. Franzblau, the “Benchmark Entities”), Mr. William J. Roberts, Mr. Gary Schlarbaum, Professor Robert A. Wood and Mr. Matthew S. Crouse are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

GCS has set the close of business on August 26, 2008 as the record date (the “record date”) for determining stockholders entitled to notice of and to vote at the annual meeting.  The address of the principal executive offices of the Fund is One South Street, Baltimore, Maryland 21202 and the address of its executive offices is 345 Park Avenue, New York, New York 10154.  The Fund’s Secretary may be contacted c/o Deutsche Investment Management Americas Inc., One Beacon Street, Boston, Massachusetts 02108.  Stockholders of record at the close of business on the record date will be entitled to vote at the annual meeting.  According to GCS, as of the record date, there were 19,091,808.26 shares of common stock (the “Shares”) outstanding.  As of the record date, Western Investment, together with all of the participants in this solicitation, were the beneficial owners of an aggregate of 2,760,320.24 Shares, which represent approximately 14.5% of the votes entitled to be cast at the annual meeting.  The participants in this solicitation intend to vote such Shares for the election of Western Investment’s nominee directors.

THIS SOLICITATION IS BEING MADE BY WESTERN INVESTMENT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF GCS.  WESTERN INVESTMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH WESTERN INVESTMENT IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN INVESTMENT URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN INVESTMENT’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

IF YOU HAVE ALREADY GIVEN A PROXY TO GCS MANAGEMENT, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE.  YOU MAY REVOKE YOUR EARLIER PROXY AND VOTE IN FAVOR OF WESTERN INVESTMENT’S NOMINEES, BY VOTING YOUR SHARES BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY AUTHORIZING A LATER PROXY BY TELEPHONE OR INTERNET OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER-DATED PROXY FOR THE ANNUAL MEETING TO WESTERN INVESTMENT, C/O INNISFREE M&A INCORPORATED, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF GCS (WITH A COPY TO INNISFREE M&A INCORPORATED), OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

If you have already sent a proxy card furnished by GCS management to GCS, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon.  Only your latest dated proxy card counts!

•
If your Shares are registered in your own name, you may vote such Shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

•
If your Shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.  Western Investment urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Western Investment, c/o Innisfree M&A Incorporated, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

Additional information can be found at:
www.fixmyfund.com

PROPOSAL

ELECTION OF DIRECTORS

Western Investment together with the other participants in this solicitation are the largest investors in GCS and remain committed to our investment in GCS.  Our interests are aligned with the interests of all stockholders – if our investment in GCS prospers, so does yours.  Western Investment believes that our five nominees together have extensive experience in private and public investment, a history of outstanding investment records, and have outstanding credentials.  If elected, our nominees will work on behalf of all stockholders to influence the GCS Board to take all actions necessary to maximize the value of all Shares and to eliminate or reduce the persistent, and we believe unnecessary, discount to net asset value at which GCS’s shares trade.

In light of the overwhelming stockholder response to the Fund’s July self tender, the GCS Board’s response is inadequate

In the Fund’s recent July self tender offer, stockholders tendered over 62.5% of the Shares outstanding, the most of any of GCS’s six tender offers.  It is clear that an overwhelming majority of stockholders welcome the opportunity to sell their Shares at 98% of Net Asset Value (or NAV) and agree with Western Investment that immediate action needs to be taken to address GCS’s excessive and persistent discount to NAV.  Stockholders are not, nor should they be, content with the status quo.  Management and the GCS Board must realize they have a responsibility to listen to stockholders, the true owners of GCS, and consider all actions to eliminate or reduce the NAV discount, including, among other things, converting to an exchange-traded fund (“ETF”) or exchange-traded note (“ETN”), or as a last resort, open-ending or liquidating GCS.  The fact that an excessive discount has persisted for years despite strong NAV performance and repeated tenders strongly implies that the illiquid closed-end fund structure is not appropriate for an investment in the highly volatile commodity sector.  ETFs and ETNs offer a variety of benefits to investors, including a high level of liquidity and transparency of holdings.  Furthermore, we believe that ETFs and ETNs have had strong market acceptance in the commodity sector.  For example, this asset class has dramatically grown, with funds such as the Gold ETF (NYSE: GLD) having a market cap in excess of $17 billion and a daily trading volume near 12 million shares.  Additionally, Deutsche Bank has the benefit of being a leader in the area of commodity ETNs.  We believe that a conversion of GCS should be seriously considered and, if elected, our nominees will consider this conversion with the full GCS Board.  Of course, if elected, our nominees would only constitute a minority of the GCS Board, so any change would require at least several of the existing directors to agree with such a change.

Regrettably, the GCS Board responded to this overwhelming desire by stockholders to exit GCS’s closed-end fund format by announcing that the GCS Board has authorized an open-market share repurchase program and that the Fund may purchase an aggregate of up to 20% of the Fund’s outstanding shares of common stock in open-market transactions over a twelve-month period.  Western Investment considers a repurchase program of less than one-third of shares tendered as undersized and a rejection of Western Investment’s offer to work in good faith with the GCS Board to resolve the discount problem.

SERIOUS ACTION BY YOUR BOARD IS NEEDED.  WE DO NOT BELIEVE THIS BOARD UNDERSTANDS THAT – SEND A MESSAGE BY VOTING FOR THE WESTERN INVESTMENT SLATE ON THE ENCLOSED GOLD PROXY CARD.

GCS’s NAV discount is unacceptable

GCS’s Share price has traded at a persistent discount to its per Share net asset value that has averaged 13.3% between January 1, 2005 and June 30, 2008, and as great as 16.6% on August 17, 2007.  Thus, when GCS stockholders sell their Shares they are forced to leave behind a sizeable portion of the value underlying those Shares.  We believe that the persistence of this discount is, in part, due to the perception that the persistent and substantial NAV discount is not being addressed by the GCS Board.  Any time a stockholder chooses to sell his or her ownership of a closed-end fund at a steep discount to NAV, that stockholder is harmed no matter what the fund’s discount was at the time the stockholder purchased their shares of that fund.  When a NAV discount is excessive, a selling stockholder is forced to leave behind a substantial portion of the value underlying the shares at the time of sale.  We believe the fair value of a share of common stock of a closed-end fund should be its NAV, or a value very close.

The table below shows the discount of the Fund’s Share price to the Fund’s NAV since March 31, 2005 (on the last day of each calendar quarter).

Quarter Ending	% (Discount) to NAV
March 31, 2005	(11.2)
June 30, 2005	(13.1)
September 30, 2005	(13.5)
December 31, 2005	(11.8)
March 31, 2006	(14.7)
June 30, 2006	(14.5)
September 30, 2006	(13.4)
December 31, 2006	(10.6)
March 31, 2007	(14.3)
June 30, 2007	(12.4)
September 30, 2007	(14.6)
December 31, 2007	(12.3)
March 31, 2008	(14.2)
June 30, 2008	(12.0)

We note that GCS has frequently been among the worst of all closed-end funds in terms of discount to NAV and, in fact, that GCS has frequently traded in the bottom 1% of all closed-end funds in terms of discount to NAV.  As a specific example of just how dismal GCS’s NAV discount has been, of the 647 publicly traded U.S. domiciled closed-end funds currently registered with the Securities and Exchange Commission, during the period from January 27, 2006 to June 27, 2008, GCS was in the bottom 10% for almost 94% of such period.

The GCS Board’s clearly inadequate efforts to reduce the discount through the 5% semi-annual tender offers have failed to eliminate the persistent discount.  Despite years of evidence, the GCS Board has failed to take the strong action required to address this.  As a stockholder we feel this goes beyond unacceptable.  Given such circumstances, we believe that there is ample evidence that the GCS Board has not been properly looking after stockholders’ best interests.

Western Investment believes the current independent members of the GCS Board, who receive compensation from service on 133 funds, may be too beholden to the Fund’s investment manager

According to the most recent GCS proxy statement, all incumbent independent GCS directors are a director of at least 133 funds in the DWS fund complex.  According to the GCS proxy statement, there are 136 funds in the DWS fund complex.

While the current composition of the GCS Board appears to satisfy applicable securities and investment company laws, we question whether service by each of GCS’s handpicked independent directors of at least 133 funds is in the best interests of GCS’s stockholders.  We do not believe that an independent director should be a director of 133 funds in the DWS fund complex.  In addition,

•
we believe that in serving as a director of so many registered investment companies inherent conflicts may arise.  For example, we believe a person serving in such multiple positions may become unduly beholden to the Fund’s investment manager, and less inclined to act in the best interests of GCS’s stockholders, although we have no direct evidence that any of GCS’s directors have acted in this way;

•
we question whether directors who collect, on average, over $200,000 each in annual fees in the aggregate for their service on at least 133 DWS boards are too beholden to the investment manger to take decisive action that benefits stockholders if it would negatively affect the fees collected by Deutsche Investment Management, the Fund’s investment manager;

•	we question whether the current directors are the best people to perform the essential task of evaluating the performance of the Fund’s investment manager.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our nominee directors (the “Nominees”).

Arthur D. Lipson (Age 65) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western Investment, a Delaware limited liability company, which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western Investment specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelor of Science from the California Institute of Technology.  Mr. Lipson currently serves on the Board of Trustees of Pioneer Municipal and Equity Income Trust (NYSE: PBF).  Mr. Lipson does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Lipson does not oversee any portfolios in GCS’s fund complex.

William J. Roberts  (Age 51) has served as Chairman of the League of Conservation Voters since 2003 and as a member of its Board since 1990.  From 1990 to 1996, Mr. Roberts served as the Legislative Director of the Environmental Defense Fund (“EDF”).  He served as EDF’s Strategic Communications Director from 1996 to 1998.  Mr. Roberts has also served as the President and Executive Director of the Beldon Fund, a non-profit organization dedicated, through the investment of its principles and earnings, to supporting nonprofit advocacy organizations in building a national consensus to achieve and sustain a healthy planet, since 1998.  Mr. Roberts has a Bachelors and a Masters degree in Economics from Yale University and a J.D. from the University of Chicago.  Mr. Roberts does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Roberts does not oversee any portfolios in GCS’s fund complex.

Gary Schlarbaum  (Age 65) has served as the Partner and Chief Investment Officer of Schlarbaum Capital Management, a money management firm, since March 2002.  From January 1996 until March 2002, Mr. Schlarbaum served as a Managing Director and Portfolio Manager at Morgan Stanley and Co. (“Morgan Stanley”) in charge of the institutional small capitalization equity investment management group.  Mr. Schlarbaum served as a Partner and Portfolio Manager at Miller Anderson & Sherrerd (“MAS”) from 1987 until MAS’s merger with Morgan Stanley in 1996.  Mr. Schlarbaum served as a Managing Director and Head of Asset Allocation at First Chicago Investment Management (now Brinson Partners) from 1984 to 1987.  Mr. Schlarbaum also served as a Professor of Finance, Krannert Graduate School, Purdue University from 1969 until 1984.  Mr. Schlarbaum received a Ph.D. in applied economics from the University of Pennsylvania.  Mr. Schlarbaum does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Schlarbaum does not oversee any portfolios in GCS’s fund complex.

Robert A. Wood  (Age 71) has been a Distinguished Professor of Finance at the University of Memphis, since July 1990.  Professor Wood previously taught at Penn State University and New York University.  His education includes a Ph.D. in Finance from the University of Pittsburgh, a Masters in Operations Research from Stanford University, and a Bachelors in Economics from the University of Washington.  He was a member of the Presidential Task Force on Market Mechanisms (The Brady Commission) that studied the market crash in 1987, and a founding member of the NASD Economic Advisory Board.  Professor Wood is the founder and Executive Director of the Institute for the Study of Security Markets, a nonprofit Educational Foundation that promotes securities markets research by providing transactions data to academic institutions.  Professor Wood does not currently hold, nor has he at any time held, any position with the Fund.  Professor Wood does not oversee any portfolios in GCS’s fund complex.

Matthew S. Crouse (Age 36) has served as a portfolio manager at Western Investment since February 2003.  From January 2002 to January 2003, he served as the Manager of Market Risk Control for Duke Energy, a utility company with an affiliated real estate operation.  From June 2000 to December 2001, he served as Manager/Director of Research for The New Power Company, a retail energy supplier.  Mr. Crouse received a Ph.D. in Electrical Engineering from Rice University and a Masters of Business Administration from the University of Houston.  Mr. Crouse is also a CFA charterholder.  Mr. Crouse does not currently hold, nor has he at any time held, any position with GCS.  Mr. Crouse does not oversee any portfolios in GCS’s fund complex.

The information provided above has been furnished to Western Investment by the Nominees.  The Nominees are citizens of the United States of America.  Mr. Lipson, by virtue of the relationships described in further detail in the “OTHER PARTICIPANT INFORMATION” section below, may be deemed an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, as amended (the “1940 Act”).  Other than Mr. Lipson, none of the Nominees are “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE NOMINEES

As of the record date, the dollar range of Shares of the Fund beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Family of Investment Companies*
Arthur D. Lipson**	Over $100,000	Over $100,000
William J. Roberts	None	None
Gary Schlarbaum	None	None
Robert A. Wood	None	None
Matthew S. Crouse	None	None
_______
*	If elected to the GCS Board, the Nominees would not oversee any registered investment company within the DWS fund complex other than the Fund.

**
Mr. Lipson, by virtue of the relationships described in further detail in the “OTHER PARTICIPANT INFORMATION” section below, may be deemed an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) GCS, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as GCS, (iii) GCS’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of GCS’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of GCS’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of GCS, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee is an officer.

Since the beginning of GCS’s last two completed fiscal years, no Nominee or any of his associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) GCS, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as GCS, (iv) GCS’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of GCS’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

The information provided above has been furnished to Western Investment by the Nominees.

There can be no assurance that the election of our Nominees will improve the Fund’s business or otherwise enhance stockholder value.  Your vote to elect the Nominees will have the legal effect of replacing five incumbent directors of GCS with our Nominees.

Other than as stated herein, the Nominees will not receive any compensation from Western Investment for their services as directors of GCS, nor are there any arrangements or understandings between Western Investment and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in this proxy statement and to serve as a director of GCS if elected as such at the annual meeting.  None of the Nominees is a party adverse to GCS or any of its subsidiaries or has a material interest adverse to GCS or any of its subsidiaries in any material pending legal proceedings.

Western Investment does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees.  In addition, Western Investment reserves the right to nominate substitute persons if GCS makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees.  Western Investment reserves the right to nominate additional persons if GCS increases the size of the GCS Board above its existing size, increases the number of directors whose terms expire at the annual meeting or calls a meeting to fill any vacancies on the GCS Board.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western Investment that any attempt to increase the size of the current GCS Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of GCS’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN INVESTMENT’S
NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

VOTING AND PROXY PROCEDURES

Stockholders of record on the record date will be entitled to notice of and to vote at the annual meeting and to one vote per Share on each matter as to which they are entitled to vote at the annual meeting.  Stockholders who sell Shares before the record date (or acquire them without voting rights after the record date) may not vote such Shares.  Stockholders of record on the record date will retain their voting rights in connection with the annual meeting even if they sell such Shares after the record date.  Based on publicly available information, Western Investment believes that the only outstanding classes of securities of GCS entitled to vote at the annual meeting are the Shares.

Stockholders, including those who expect to attend the annual meeting, are urged to vote their Shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the annual meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western Investment’s Nominees, and in the discretion of the persons named as proxies on all other matters as may properly come before the annual meeting.

We are asking you to vote FOR the election of Western Investment’s Nominees.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  Stockholders should refer to the Fund’s proxy statement for the names, backgrounds, qualifications and other information concerning the Fund’s nominees.  The participants in this solicitation intend to vote all of their Shares for the election of Western Investment’s Nominees and will not vote their Shares in favor of any of GCS’s director nominees.

QUORUM

In order to conduct any business at the annual meeting, a quorum must be present in person or represented by valid proxies.  The presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the annual meeting constitutes a quorum.  All Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” (or “WITHHOLD” in the case of election of directors) on any matter will count for purposes of establishing a quorum and will be treated as Shares entitled to be voted at the annual meeting.

VOTES REQUIRED FOR APPROVAL

The election of a director of the Fund requires the affirmative vote of a majority of the shares of the Fund’s stock outstanding and entitled to vote thereon.

The information set forth above regarding the presence of a quorum and the votes required for approval of the proposals is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present.  Abstentions will not be counted as votes cast on any proposal set forth in this proxy statement.  Accordingly, abstentions will have the effect of a vote against the election of Western Investment’s Nominees.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

REVOCATION OF PROXIES

Stockholders of GCS may revoke their proxies at any time prior to exercise by attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western Investment in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to the Fund’s Secretary c/o Deutsche Investment Management, Americas Inc., One Beacon Street, Boston, Massachusetts, 02108 or to any other address provided by GCS.  Although a revocation is effective if delivered to GCS, Western Investment requests that either the original or photostatic copies of all revocations be mailed to Western Investment in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement so that Western Investment will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares.  Additionally, Innisfree M&A Incorporated may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE GCS BOARD, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Western Investment.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western Investment has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $30,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western Investment has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western Investment will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately 30 persons to solicit GCS’s stockholders for the annual meeting.

The entire expense of soliciting proxies is being borne by Western Investment, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described below.  WIHP, WIAP, WITRP, WITRL, BPIP and BPP have separately agreed to reimburse Western Investment on a pro rata basis for these expenses.  Because Western Investment believes that GCS’s stockholders will benefit from the Solicitation (defined below), Western Investment intends to seek reimbursement from GCS, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  Western Investment does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law.  Costs of this solicitation of proxies are currently estimated to be approximately $150,000.  Western Investment estimates that through the date hereof, its expenses in connection with this Solicitation are approximately $25,000.

OTHER PARTICIPANT INFORMATION

Each member of the Group is a participant in this Solicitation.  Arthur D. Lipson is the managing member of Western Investment, a Delaware limited liability company.  Western Investment is the general partner of WIHP, a Delaware limited partnership, and WITRP, a Delaware limited partnership, the managing member of WIAP, a Delaware limited liability company, and the investment manager of WITRL, a Cayman Islands corporation.  The principal business address of Mr. Lipson, Mr. Crouse, Western Investment, WIHP, WIAP, WITRP and WITRL is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.

As of the record date, WIHP, WIAP, WITRP and WITRL beneficially owned 569,227, 566,328, 564,832 and 567,729 Shares, respectively, constituting approximately 3.0%, 3.0%, 3.0% and 3.0%, respectively, of the votes entitled to be cast at the annual meeting.  As the managing member of WIAP, the investment manager of WITRL and the general partner of each of WIHP and WITRP, Western Investment may be deemed to beneficially own the 2,268,116 Shares owned in the aggregate by WIHP, WIAP, WITRP and WITRL, constituting approximately 11.9% of the Shares outstanding, in addition to the 1,237.24 Shares it holds directly.  As the managing member of Western Investment, Mr. Lipson may be deemed to beneficially own the 2,269,353.24 Shares beneficially owned by Western Investment, constituting approximately 11.9% of the Shares outstanding.  Each of Western Investment and Mr. Lipson is deemed to have sole voting and dispositive power over the Shares reported as beneficially owned by the Western Entities by virtue of their respective positions described above.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, the Western Entities may be deemed to beneficially own the 490,967 Shares owned by the other members of the Group.  The Western Entities disclaim beneficial ownership of such Shares.  The Western Entities have no voting or dispositive control over the Shares beneficially owned by the other members of the Group.

Messrs. Franzblau and Ferguson are managing members of BPM, a Delaware limited liability company.  BPM is the managing member of BPIP, a Delaware limited liability company, and BPP, a Delaware limited liability company.  BPP is an investor in WIHP.  Western Investment provides recommendations from time to time to BPIP and BPP with respect to purchases and sales of Shares of the Fund, pursuant to an oral agreement between Western Investment and BPIP and Western Investment and BPP.  The principal business address of each of the Benchmark Entities is 820 A Street, Suite 700, Tacoma, Washington 98402.

As of the record date, BPIP and BPP beneficially owned 236,274 and 254,693 Shares, respectively, constituting approximately 1.2% and 1.3%, respectively, of the Shares outstanding.  As the managing member of BPIP and BPP, BPM may be deemed to beneficially own the 490,967 Shares owned in the aggregate by BPIP and BPP, constituting approximately 2.6% of the Shares outstanding.  As managing members of BPM, Messrs. Franzblau and Ferguson may be deemed to beneficially own the 490,967 Shares beneficially owned by BPM, constituting approximately 2.6% of Shares outstanding.  Each of BPM and Messrs. Franzblau and Ferguson is deemed to have sole voting and dispositive power over the Shares reported as beneficially owned by the Benchmark Entities by virtue of their respective positions described above.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, the Benchmark Entities may be deemed to beneficially own the 2,269,353.24 Shares owned by the other members of the Group.  The Benchmark Entities disclaim beneficial ownership of such Shares.  The Benchmark Entities have no voting or dispositive control over the Shares beneficially owned by the other members of the Group.

The principal business address of Mr. Roberts is c/o Beldon Fund, 99 Madison Avenue, 8th Floor, New York, New York 10016.  The principal business address of Mr. Schlarbaum is 5 Radnor Corporate Center, Suite 520, 100 Matsonford Road, Radnor, Pennsylvania 19087.  The principal business address of Professor Wood is c/o Fogelman College of Business & Economics, The University of Memphis, Tennessee 38152.  As of the record date, none of Mr. Roberts, Mr. Schlarbaum, Professor Wood or Mr. Crouse directly owned any Shares.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of Mr. Roberts, Mr. Schlarbaum, Professor Wood and Mr. Crouse may be deemed to beneficially own the 2,760,320.24 Shares beneficially owned in the aggregate by the other members of the Group.  Each of Mr. Roberts, Mr. Schlarbaum, Professor Wood and Mr. Crouse disclaims beneficial ownership of such Shares.  None of Mr. Roberts, Mr. Schlarbaum, Professor Wood or Mr. Crouse has voting or dispositive control over the Shares beneficially owned by the other members of the Group.

Members of the Group may, from time to time, enter into and dispose of additional cash-settled equity swap or other similar derivative transactions with one or more counterparties that are based upon the value of the Shares, which transactions may be significant in amount.  The profit, loss and/or return on such additional contracts may be wholly or partially dependent on the market value of the Shares, the relative value of such Shares in comparison to one or more other financial instruments, indexes or securities, a basket or group of securities in which such shares may be included, or a combination of any of the foregoing.  Members of the Group may also, from time to time, enter into stock loan agreements with one or more counterparties in the ordinary course of business pursuant to which members of the Group may lend their Shares subject to recall at their discretion.

The principal business of Western Investment is acting as the general partner, managing member or investment manager, as the case may be, of WIHP, WIAP, WITRP and WITRL.  The principal occupation of Mr. Lipson is acting as managing member of Western Investment.  The principal business of WIHP, WIAP, WITRP and WITRL is acquiring, holding and disposing of investments in various companies.  The principal business of BPM is acting as the managing member of BPIP and BPP.  The principal business of BPIP and BPP is acquiring, holding and disposing of investments in various companies.  The principal occupation of Scott Franzblau is acting as a managing member of BPM.  The principal occupation of Robert Ferguson is acting as a managing member of BPM.  The principal occupation of Mr. Roberts is serving as the President and Executive Director of the Beldon Fund, a non-profit organization.  The principal occupation of Mr. Schlarbaum is serving as a Partner and Chief Investment Officer of Schlarbaum Capital Management, a money management firm.  The principal occupation of Professor Wood is serving as Professor of Finance at the University of Memphis.  The principal occupation of Mr. Crouse is serving as a portfolio manager at Western Investment.

For information regarding purchases and sales of securities of GCS during the past two years by members of the Group and affiliates of Western Investment that no longer own any Shares, see Schedule I to this proxy statement.  WIHP, WIAP, WITRP, WITRL, BPIP and BPP purchased their Shares in margin accounts, where they are held together with other publicly traded securities.

On June 6, 2008, the members of the Group (other than Mr. Crouse) entered into a Joint Filing and Solicitation Agreement, in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of GCS to the extent required by applicable law, (b) the parties agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Western Investment and Mr. Lipson, to the GCS Board at the annual meeting (the “Solicitation”), and (c) the parties agreed that Western Investment would have the right to pre-approve all expenses incurred in connection with the Group’s activities and Western Investment agreed to pay directly all such pre-approved expenses.  On August 18, 2008, Mr. Crouse executed a Joinder Agreement to the Joint Filing and Solicitation Agreement whereby Mr. Crouse agreed to be bound by the terms of the Joint Filing and Solicitation Agreement.  On August 26, 2008, WITRL and BPP executed a Joinder Agreement to the Joint Filing and Solicitation Agreement whereby WITRL and BPP agreed to be bound by the terms of the Joint Filing and Solicitation Agreement.  WIHP, WIAP, WITRP, WITRL, BPIP and BPP have separately agreed to reimburse Western Investment on a pro rata basis for expenses incurred in connection with the Solicitation.  Because Western Investment believes that GCS’s stockholders will benefit from the Solicitation, Western Investment intends to seek reimbursement from GCS, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  If necessary, Western Investment will ask the Fund to submit an application in this regard to, and obtain an order or a no-action letter from, the Securities and Exchange Commission.  Western Investment does not intend to submit the question of such reimbursement to a vote of security holders of the Fund.

Except as set forth in this proxy statement (including the Schedules hereto), (i) during the past 10 years, no participant in this Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this Solicitation directly or indirectly beneficially owns any securities of GCS; (iii) no participant in this Solicitation owns any securities of GCS which are owned of record but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of GCS during the past two years; (v) no part of the purchase price or market value of the securities of GCS owned by any participant in this Solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this Solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of GCS, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this Solicitation owns beneficially, directly or indirectly, any securities of GCS; (viii) no participant in this Solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of GCS; (ix) no participant in this Solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of GCS’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which GCS or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by GCS or its affiliates, or with respect to any future transactions to which GCS or any of its affiliates will or may be a party; and (xi) no person, including the participants in this Solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the annual meeting.  There are no material proceedings to which any of the participants in this Solicitation or any of their associates is a party adverse to GCS or any of its subsidiaries or has a material interest adverse to GCS or any of its subsidiaries.  With respect to each of the participants in the Solicitation, none of the events enumerated in Item 401(f)(1)-(6) of Regulation S-K of the Securities Exchange Act of 1934, as amended, occurred during the past five years.

STOCKHOLDER PROPOSALS

According to the Fund’s proxy statement, the Fund’s Bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the Fund’s current Bylaws generally must be delivered to the Secretary of the Fund, John Millette, c/o Deutsche Investment Management, Americas Inc., One Beacon Street, Boston, Massachusetts 02108, not later than 120 days nor earlier than 150 days prior to the first anniversary of the date of the notice for the preceding year’s annual meeting.  However, under the rules of the Securities and Exchange Commission, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2009 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the Fund must receive it on or before May 5, 2009.  All nominations and proposals must be in writing and must conform to the requirements of the Bylaws of the Fund.

The information set forth above regarding the procedures for submitting stockholder nominations and proposals for consideration at the Fund’s 2009 annual meeting of stockholders is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Western Investment is unaware of any other matters to be considered at the annual meeting.  However, should other matters, which Western Investment is not aware of a reasonable time before this Solicitation, be brought before the annual meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

Western Investment has omitted from this proxy statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement.  This disclosure includes, among other things, biographical information on GCS’s directors and executive officers, the dollar range of Shares owned by directors of the Fund and information on committees of the GCS Board.  Stockholders should refer to the Fund’s proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, the Fund’s investment manager is Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154.

See Schedule II of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the management of GCS.

The information concerning GCS contained in this proxy statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

September 5, 2008

SCHEDULE I

PURCHASES AND SALES IN THE COMMON STOCK OF GCS
DURING THE PAST TWO YEARS

Transaction	Quantity	Date	Price ($)

Western Investment Hedged Partners, L.P.

Sell	1,714	06/06/06	18.8750
Buy	2,300	09/12/06	14.8172
Sell	1,500	09/26/06	14.9112
Sell	300	10/10/06	15.2478
Sell	600	10/11/06	15.1779
Sell	1,000	10/17/06	15.8245
Sell	3,000	10/25/06	16.2364
Sell	3,500	11/01/06	16.1929
Sell	1,000	11/16/06	16.6045
Sell	4,000	12/05/06	17.4167
Sell	2,800	12/12/06	17.2434
Sell	1,000	12/13/06	17.3845
Sell	6,720	01/25/07	15.4304
Sell	500	01/30/07	15.5218
Sell	1,706	01/30/07	15.5260
Buy	7,600	11/07/07	20.8208
Buy	600	11/30/07	20.1017
Buy	16,300	12/12/07	20.7066
Buy	18,600	12/17/07	20.0423
Sell	3,600	01/11/08	17.3848
Sell	8,900	01/11/08	17.3585
Buy	700	01/28/08	15.7639
Buy	300	01/30/08	16.1225
Buy	6,200	01/31/08	16.2665
Buy	5,000	02/01/08	16.6661
Buy	12,500	02/05/08	16.3247
Sell	1,755	02/13/08	17.8100
Sell	2,889	02/13/08	17.8100
Buy	2,800	02/22/08	17.1096
Buy	600	02/25/08	17.7300
Buy	2,600	03/03/08	17.4537
Buy	400	03/05/08	17.5475
Buy	4,400	03/06/08	17.3445
Buy	300	03/11/08	17.0100
Buy	800	03/13/08	17.2525
Buy	3,100	03/13/08	17.2897
Buy	10,000	03/18/08	16.9931
Buy	9,200	03/20/08	15.5625
Buy	3,000	03/20/08	15.6333
Buy	100	03/24/08	15.9725

Transaction	Quantity	Date	Price ($)

Buy	5,100	03/24/08	16.3114
Buy	13,100	04/02/08	17.0490
Buy	32,108[1]	04/24/08	18.4400
Buy	5,600	05/13/08	19.2328
Buy	1,300	05/14/08	19.3025
Buy	6,200	05/15/08	19.4286
Buy	281,400	06/05/08	19.8100
Buy	30,000	07/07/08	18.9040
Buy	3,100	07/14/08	19.0351
Sell	2,210	07/21/08	20.7300
Sell	4,092	07/21/08	20.7300
Sell	30,935	07/22/08	20.7300
Buy	26,300	08/13/08	16.0653
Buy	14,300	08/14/08	16.1094
Buy	20,000	08/18/08	15.9393
Buy	30,000[2]	08/18/08	15.8500
Buy	50,000	08/21/08	16.6902

Western Investment Activism Partners LLC

Buy	9,500	07/25/07	18.6239
Sell	3,600	08/02/07	18.4550
Buy	2,800	10/01/07	19.6165
Buy	800	11/01/07	20.4887
Buy	3,600	11/28/07	19.8378
Buy	600	11/30/07	20.1017
Buy	1,100	12/03/07	19.9225
Buy	3,100	12/04/07	20.0206
Buy	8,100	12/04/07	19.9644
Buy	100	12/05/07	20.2025
Buy	1,000	12/06/07	20.6500
Buy	2,600	12/07/07	20.5967
Buy	46,300	12/13/07	20.6943
Buy	7,300	12/13/07	20.7196
Buy	3,300	12/18/07	20.0892
Buy	34,900	12/19/07	20.3032
Buy	600	12/19/07	20.1725
Sell	2,200	01/11/08	17.3540
Sell	10,400	01/11/08	17.3866
Sell	23,100	01/11/08	17.3585
Buy	27,400	01/18/08	15.5327
Buy	10,000	01/18/08	15.6600

1 Shares were acquired through a cross-trade with Western Investment Institutional Partners LLC, an affiliate of Western Investment Hedged Partners, L.P.

2 Shares were acquired through a cross-trade with Western Investment Total Return Partners L.P., an affiliate of Western Investment Hedged Partners L.P.

Transaction	Quantity	Date	Price ($)

Buy	15,000	01/22/08	15.3600
Buy	15,000	01/23/08	15.3300
Buy	15,000	01/24/08	15.6900
Buy	15,000	01/25/08	15.9200
Buy	15,000	01/28/08	16.1900
Buy	15,000	01/29/08	16.1800
Buy	15,000	01/30/08	16.3400
Buy	5,000	02/01/08	16.6661
Sell	19,213	02/13/08	17.8100
Sell	420	02/13/08	17.8124
Buy	3,100	02/15/08	16.7459
Buy	1,500	02/15/08	16.7125
Buy	13,900	02/28/08	17.8728
Buy	500	02/28/08	17.8025
Buy	16,600	03/27/08	16.9120
Buy	12,000	03/28/08	16.8264
Buy	13,200	04/02/08	17.0490
Buy	4,800	04/10/08	17.8444
Buy	39,100[3]	04/24/08	18.4400
Buy	4,600	05/09/08	19.1510
Buy	5,600	05/13/08	19.2328
Buy	6,000	05/15/08	19.4286
Buy	272,200	06/05/08	19.8100
Sell	48,539	07/22/08	20.7300
Buy	7,600	08/19/08	15.7480

Western Investment Total Return Partners L.P.

Buy	13,000	10/08/07	19.3986
Buy	66,500	10/09/07	19.5323
Buy	13,779	10/10/07	19.5443
Buy	3,000	10/12/07	20.0333
Buy	7,300	10/15/07	20.2052
Buy	4,014	10/17/07	20.0975
Buy	2,200	10/22/07	19.6200
Buy	26,209	10/25/07	20.0151
Buy	6,087	10/29/07	20.6917
Buy	1,900	10/31/07	20.4853
Buy	3,800	11/01/07	20.5073
Buy	2,000	11/14/07	20.2800
Buy	29,550	12/27/07	17.2948
Buy	40,000	12/28/07	17.3426
Buy	11,000	12/31/07	17.3114
Sell	47,700	01/11/08	17.3583

3 Shares were acquired through a cross-trade with Western Investment Institutional Partners LLC, an affiliate of Western Investment Activism Partners LLC.

Transaction	Quantity	Date	Price ($)

Sell	21,700	01/11/08	17.3871
Sell	3,600	01/14/08	17.4345
Buy	3,300	01/24/08	15.4777
Buy	11,000	01/25/08	15.9707
Buy	12,600	01/29/08	16.1979
Buy	20,000	01/31/08	16.4200
Buy	5,100	02/01/08	16.6661
Buy	20,000	02/01/08	16.7200
Buy	22,200	02/04/08	16.6848
Buy	14,867	02/04/08	16.8800
Buy	2,900	02/04/08	16.9300
Buy	20,600	02/06/08	16.2702
Buy	3,100	02/06/08	16.0371
Buy	18,500	02/07/08	15.9117
Buy	41,400	02/08/08	16.3432
Sell	2,000	02/11/08	16.4488
Sell	2,000	02/12/08	16.6568
Sell	1,700	02/13/08	16.9573
Sell	6,264	02/13/08	17.8100
Sell	18,063	02/13/08	17.8100
Buy	1,500	02/15/08	16.7125
Buy	3,000	02/15/08	16.7459
Buy	9,200	02/19/08	17.2251
Buy	49,900	02/19/08	17.2560
Buy	1,900	02/20/08	17.2125
Buy	16,800	02/20/08	17.3759
Buy	2,300	03/25/08	16.2725
Buy	5,600	05/13/08	19.2328
Buy	216,800	06/05/08	19.8100
Sell	50,347	07/22/08	20.7300
Buy	15,000	08/06/08	16.5081
Buy	300	08/11/08	16.2325
Sell	30,000[4]	08/18/08	15.8466

Western Investment Institutional Partners LLC

Sell	1,988	06/06/06	18.8750
Sell	2,500	06/07/06	16.0305
Buy	2,300	09/12/06	14.8172
Sell	1,500	09/26/06	14.9112
Sell	900	09/27/06	15.1878
Sell	300	09/29/06	15.3378
Sell	2,200	10/03/06	14.9700
Sell	500	10/06/06	15.0345

4 Shares were transferred in a cross-trade with Western Investment Hedged Partners L.P., an affiliate of Western Investment Total Return Partners L.P.

Transaction	Quantity	Date	Price ($)

Sell	3,000	10/25/06	16.2364
Sell	1,000	10/31/06	16.0345
Sell	3,500	11/01/06	16.1929
Sell	3,900	12/05/06	17.4166
Sell	2,800	12/12/06	17.2434
Sell	2,600	01/24/07	15.4007
Sell	6,980	01/25/07	15.4305
Buy	16,800	12/20/07	20.2643
Buy	25,300	12/20/07	20.3020
Buy	4,600	12/21/07	20.4923
Buy	4,500	12/21/07	20.5778
Buy	29,600	12/27/07	17.2948
Buy	30,000	12/28/07	17.3426
Sell	21,400	01/11/08	17.3585
Sell	1,600	01/11/08	17.3523
Sell	9,300	01/11/08	17.3865
Buy	400	02/07/08	15.9117
Sell	400	02/07/08	16.2723
Sell	6,592	02/13/08	17.8100
Sell	700	02/27/08	18.0530
Sell	71,208[5]	04/24/08	18.4391

Western Investment Total Return Fund Ltd.

Buy	5,000	10/30/07	20.4600
Buy	3,500	10/31/07	20.4709
Buy	6,100	11/05/07	20.4661
Buy	5,100	11/05/07	20.3069
Buy	4,000	11/06/07	20.6825
Buy	4,700	11/08/07	20.5584
Buy	27,669	11/08/07	20.7343
Buy	3,300	11/09/07	20.5182
Buy	15,700	11/09/07	20.5809
Buy	21,855	11/12/07	20.0379
Buy	10,600	11/13/07	19.6534
Buy	4,000	11/13/07	19.8373
Buy	21,400	11/14/07	20.3297
Buy	23,000	11/15/07	19.8712
Buy	18,348	11/16/07	19.7651
Buy	32,800	11/19/07	19.6113
Buy	4,230	11/20/07	19.6707
Buy	2,900	11/20/07	19.6135
Buy	3,000	11/21/07	19.5806
Buy	30,000	12/28/07	17.3426

5 Shares were transferred in cross-trades with Western Investment Hedged Partners, L.P. and Western Investment Activism Partners LLC, affiliates of Western Investment Institutional Partners LLC.

Transaction	Quantity	Date	Price ($)

Buy	11,000	12/31/07	17.3114
Sell	53,500	01/11/08	17.3583
Sell	19,400	01/11/08	17.3870
Sell	2,169	01/15/08	17.4427
Sell	31	01/15/08	17.4426
Sell	10,335	01/15/08	17.1254
Sell	10,000	01/18/08	15.6598
Sell	15,000	01/22/08	15.3598
Sell	15,000	01/23/08	15.3298
Sell	15,000	01/24/08	15.6898
Sell	15,000	01/25/08	15.9198
Sell	15,000	01/28/08	16.1898
Sell	15,000	01/29/08	16.1798
Sell	15,000	01/30/08	16.3398
Sell	20,000	01/31/08	16.4198
Sell	20,000	02/01/08	16.7198
Sell	14,867	02/04/08	16.8798
Sell	2,900	02/04/08	16.9273
Buy	567,729	08/21/08	16.6900

Western Investment LLC

Buy	1,000	10/29/07	20.6245
--	237.24[6]	--	--

Arthur D. Lipson
None

Benchmark Plus Institutional Partners, L.L.C.

Buy	18,800	05/16/08	19.7979
Buy	8,000	05/19/08	20.0197
Buy	20,000	05/20/08	20.0224
Buy	30,200	05/21/08	20.2385
Buy	22,400	05/22/08	20.1310
Buy	13,100	05/23/08	19.7386
Buy	31,500	05/27/08	19.5685
Buy	21,700	05/28/08	19.6408
Buy	2,700	05/29/08	19.7881
Buy	31,600	05/30/08	19.6122
Buy	1,300	06/02/08	19.6633
Buy	14,300	06/03/08	19.6230
Buy	18,200	06/04/08	19.4411
Buy	20,000	06/05/08	19.5184
Buy	3,000	06/06/08	19.9635
Sell	20,526	07/21/08	20.7300

6 Shares acquired through DWS Global Commodities Stock Fund, Inc.’s dividend reinvestment plan.

Transaction	Quantity	Date	Price ($)

Benchmark Plus Partners, L.L.C.

Buy	254,693	08/21/08	16.6900

Benchmark Plus Management, L.L.C.
None

Scott Franzblau
None

Robert Ferguson
None

William J. Roberts
None

Matthew S. Crouse
None

Robert A. Wood
None

Gary G. Schlarbaum
None

SCHEDULE II

The following table is derived from the Fund’s definitive proxy statement filed with the
Securities and Exchange Commission on September 2, 2008

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth the beneficial ownership, as of May 31, 2008, each person known by the Fund to be the beneficial owner of more than 5% of any class of the Fund’s outstanding shares.

Shares Class	Name and address	Shares Owned	% Ownership
Common stock	Western Investment LLC 7050 S. Union Park Center Midvale, UT 84047	2,269,353	11.29%

According to the Fund’s proxy statement, as of the record date, six directors of the Fund, owned, respectively, 175, 288, 500, 1,000, 1,000 and 2,000 shares of common stock of the Fund, representing less than 1% of the outstanding Shares.

The following table provides information concerning the dollar range of GCS’s equity securities owned by each director and the aggregate dollar range of securities owned in the DWS fund complex by each Director.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director in Fund Complex
John W. Ballantine	None	Over $100,000
Henry P. Becton, Jr.	$10,001 - $50,000	Over $100,000
Dawn-Marie Driscoll	$1 - $10,000	Over $100,000
Axel Schwarzer	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	$10,001 - $50,000	Over $100,000
Richard J. Herring	$10,001 - $50,000	Over $100,000

II-1

Jean Gleason Stromberg	None	Over $100,000
Paul K. Freeman	None	Over $100,000
William McClayton	None	Over $100,000
Rebecca W. Rimel	$1 - $10,000	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
Robert H. Wadsworth	$10,000 - $50,000	Over $100,000

II-2

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western Investment your proxy FOR the election of Western Investment’s Nominees by voting your Shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western Investment urges you to confirm in writing your instructions to Western Investment in care of Innisfree M&A Incorporated at the address provided below so that Western Investment will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD
 PROXY

DWS GLOBAL COMMODITIES STOCK FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF DWS GLOBAL COMMODITIES STOCK FUND, INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the undersigned’s attorneys and agents with full power of substitution to vote all shares of common stock of DWS Global Commodities Stock Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Fund scheduled to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, on Monday, October 13, 2008, at 10:30 a.m. Eastern time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting.  Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED FOR WESTERN INVESTMENT LLC’S NOMINEES.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOLD PROXY CARD

WESTERN INVESTMENT LLC (“WESTERN”) RECOMMENDS A VOTE FOR ITS NOMINEES.

1.
Western’s proposal to elect its slate of nominees to the DWS Global Commodities Stock Fund, Inc. (the “Fund”) Board of Directors, as Class III Directors of the Fund, each to serve until the 2011 annual meeting of stockholders and until his respective successor is duly elected and qualifies.

Nominees: (01) Arthur D. Lipson (02) William J. Roberts (03) Gary Schlarbaum (04) Robert A. Wood (05) Matthew S. Crouse	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ ____________________________ ____________________________ ____________________________

To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponements or adjournments thereof.

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.